UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2008

TRUE RELIGION APPAREL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2263 East Vernon Avenue

Vernon, California 90058

(Address of Principal Executive Offices, Zip Code)

(323) 266-3072

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

On March 19, 2008 the Company received a Nasdaq Staff Determination letter indicating that the Company is not in compliance with the filing requirements for continued listing under Nasdaq Marketplace Rule 4310(c)(14) due to its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2007.

On that same date, the Company received an extension to April 30, 2008 from the Nasdaq Listing Qualifications Panel to file its Form 10-Q for September 30, 2007, and its Form 10-K for December 31, 2007, as well as required restatements. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits

The following exhibit is filed herewith

Exhibit Number	Description
99.1	Press Release of True Religion Apparel, Inc. issued March 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2008	TRUE RELIGION APPAREL, INC.

By: /s/ Peter F. Collins Name: Peter F. Collins Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of True Religion Apparel, Inc. issued March 25, 2008.